UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

ELEPHANT & CASTLE GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-12134	None
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1190 Hornby Street
Vancouver, British Columbia
Canada V6Z 2K5
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-6451

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425) .

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Form 8-K is a press release dated March 16, 2007. Such exhibit is being furnished pursuant to this Item 8.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1           Press Release dated March 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT & CASTLE GROUP INC.
Date: March 19, 2007	By:	/s/ Roger Sexton
Roger Sexton, Chief Financial Officer